EXHIBIT 32.1




                              Certification of CEO
                         pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 regarding Quarterly
               Report on Form 10-KSB for the year ended March 31, 2003

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-KSB for the fiscal period ended March 31, 2004, (the Form 10-KSB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    April 10, 2006        By: /s/ Harmon H. Hardy
         --------------           --------------------------------
                                  Harmon H. Hardy
                                  Chief Executive Officer and
                                  Chief Financial Officer